                                                              Exhibit 10.23

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



          THE FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment"), dated as of September 25, 1996, is entered into among Metro Traffic Control, Inc., a Maryland corporation, Metro Networks, Ltd., a Texas limited partnership (collectively, the "Borrowers"), the banks listed on the signature pages hereto (collectively, the "Lenders"), and NationsBank of Texas, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").

                                   BACKGROUND

          Borrowers, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of October 21, 1994, as modified by that certain Letter Agreement dated as of February 6, 1995, and as amended by that certain First Amendment to Credit Agreement dated as of May 22, 1995, by that certain Second Amendment to Credit Agreement dated as of November 22, 1995, and by that certain Third Amendment to Credit Agreement dated as of June 14, 1996 (as amended, modified or restated from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrowers, Lenders and Administrative Lender covenant and agree as follows:

          1. AMENDMENTS TO CREDIT AGREEMENT. Upon the satisfaction of the conditions of effectiveness set forth in Section 4 of this Fourth Amendment, the following provisions of the Credit Agreement shall be amended as set forth below:

               (a)  The definition of Commitment Reduction Date set forth in
          Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "COMMITMENT REDUCTION DATE" shall mean the last Business Day of December, 1996.

               (b) Section 2.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                    (c) SCHEDULED REDUCTION. On each Quarterly Date, commencing on the Commitment Reduction Date, through the Maturity Date, the Commitment outstanding on the Commitment Reduction shall automatically reduce by an amount equal to the percentage reduction that the Commitment is to reduce on the Quarterly Date pursuant to the table below. Notwithstanding the foregoing, on the Maturity Date, the Commitment shall automatically reduce to zero.

Quarterly Date                             % Reduction
--------------                             ------------
December 31, 1996                          6.40%

March 31, 1997                             6.42%

June 30, 1997                              6.42%

September 30, 1997                         6.42%

December 31, 1997                          6.42%

March 31, 1998                             6.42%

June 30, 1998                              5.50%

September 30, 1998                         5.50%

December 31, 1998                          5.50%

March 31, 1999                             6.25%

June 30, 1999                              6.25%

September 30, 1999                         6.25%

December 31, 1999                          6.25%

March 31, 2000                             10.00%

June 30, 2000                              10.00% and any remaining balance
                                           such that the Commitment shall be
                                           zero

          2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each

Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

               (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

               (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

               (c) such Borrower has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms; and

               (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by such Borrower of this Fourth Amendment or the acknowledgement of the Fourth Amendment by any Guarantor or limited partners of Metro Networks, Ltd. (the "Partnership").

          3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of September 25, 1996, subject to the following:

               (a) Administrative Lender shall have received counterparts of this Fourth Amendment executed by each Lender;

               (b) Administrative Lender shall have received counterparts of this Fourth Amendment executed by each Borrower and acknowledged by each Guarantor and limited partner of the Partnership; and

               (c) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates, instruments and opinion letters as Administrative Lender shall require.

          4. GUARANTOR'S ACKNOWLEDGEMENT. By signing below, each of the Guarantors acknowledges this Fourth Amendment and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein.

          5. LIMITED PARTNERS' CONSENT. By signing below, each of the limited partners of the Partnership acknowledges this Fourth Amendment and further acknowledges and agrees that (a) the general partner of the Partnership has the authority to execute and deliver this Fourth Amendment on behalf of the Partnership and (b) its obligations in respect of its Pledge Agreement are not released, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein.

          6.   REFERENCE TO THE CREDIT AGREEMENT.

               (a) Upon the effectiveness of this Fourth amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by the Fourth Amendment.

               (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          7. COSTS, EXPENSES AND TAXES. Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

          8. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          9. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each borrower and each Lender and their respective successors and assigns.

          10. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

          11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

                         METRO TRAFFIC CONTROL, INC.



                         By:   /s/ Curtis H. Coleman
                              ---------------------------
                              Curtis H. Coleman
                              Chief Financial Officer


                         METRO NETWORKS, LTD.

                         By:  METRO TRAFFIC CONTROL, INC., its general partner



                              By:   /s/ Curtis H. Coleman
                                   ---------------------------
                                   Curtis H. Coleman
                                   Chief Financial Officer


                         NATIONSBANK OF TEXAS, N.A.,
                         as Administrative Lender, as Lender and as Issuing Bank



                         By:   /s/ Whitney L. Busse
                              ---------------------------
                              Whitney L. Busse,
                              Vice President

ACKNOWLEDGED AND AGREED BY THE GUARANTORS AND LIMITED PARTNERS THIS 25TH DAY OF SEPTEMBER 1996

METRO RECIPROCAL, INC.
METRO VIDEO NEWS, INC.
TRAFFICSCAN, INCORPORATED
MTC GP, INC.
SKYVIEW BROADCASTING NETWORKS, INC.
AIRBORNE BROADCAST CONSULTANTS, INC.
TRAFFIC NET INC.
THE WEATHER BUREAU, INC.
TRAFFIC NET OF CONNECTICUT, INC.



By:   /s/ Curtis H. Coleman
     -----------------------------
     Curtis H. Coleman
     Chief Financial Officer



      /s/ David I. Saperstein
----------------------------------
     David I. Saperstein

MICHELLE JOY COPPOLA 1994 TRUST



By:   /s/ Michelle Joy Coppola
     -----------------------------
     Michelle Joy Coppola, Sole
     Trustee of the Michelle Joy
     Coppola 1994 Trust


JENNIFER BETH SAPERSTEIN 1994 TRUST



By:   /s/ Jennifer Beth Saperstein
     -----------------------------
     Jennifer Beth Saperstein, Sole
     Trustee of the Jennifer Beth
     Saperstein 1994 Trust

JONATHAN ALEXANDER SAPERSTEIN 1994 TRUST



By:   /s/ Suzanne Saperstein
     -----------------------------
     Suzanne Saperstein, Sole Trustee
     of the Jonathan Alexander
     Saperstein 1994 Trust


ALEXIS DANIELLA SAPERSTEIN 1994 TRUST



By:   /s/ Suzanne Saperstein
     -----------------------------
     Suzanne Saperstein, Sole Trustee
     of the Alexis Daniella
     Saperstein 1994 Trust


STEFANIE NICOLE SAPERSTEIN 1994 TRUST



By:   /s/ Suzanne Saperstein
     -----------------------------
     Suzanne Saperstein, Sole Trustee
     of the Stephanie Nicole
     Saperstein 1994 Trust